                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.       ESL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring                February 28, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or              Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting              10% Owner
Person(s)to Issuer:

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    March 2, 2017

2.       SPE I PARTNERS, LP

Item                                   Information

Name:                                  SPE I Partners, LP

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring                February 28, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or              Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting              10% Owner
Person(s) to Issuer:

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    March 2, 2017

3.       SPE MASTER I, LP

Item                                   Information

Name:                                  SPE Master I, LP

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring                February 28, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or              Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting              10% Owner
Person(s)to Issuer:

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    March 2, 2017

4.       RBS PARTNERS, L.P.

Item                                   Information

Name:                                  RBS Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring                February 28, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or              Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting              10% Owner
Person(s)to Issuer:

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    March 2, 2017

5.       ESL INVESTMENTS, INC.

Item                                   Information

Name:                                  ESL Investments, Inc.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor Islands, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring                February 28, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or              Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting              10% Owner
Person(s)to Issuer:

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    March 2, 2017